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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  August  21, 2001
                                           --------------------------------------------------------------------------------------
                                               Remington Products Company, L.L.C.
                                                    Remington Capital Corp.
---------------------------------------------------------------------------------------------------------------------------------
                                     (Exact name of Registrant as specified in its charter)


                                                           333-07429                                  06-1451076
                 Delaware                                  333-07429-1                                06-1451079
--------------------------------------------     ----------------------------------    ------------------------------------------
       (State or other jurisdiction                  (Commission File Number)            (IRS Employer Identification Number)
             of incorporation)



                                60 Main Street, Bridgeport, Connecticut                                             06604
---------------------------------------------------------------------------------------------------------    --------------------
                                (Address of principal executive offices)                                         (Zip Code)
               Registrant's telephone number, including are code  (203) 367-4400
                                                                  -----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------



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Item 5.  Other Events

As announced in a press release dated August 23, 2001, attached hereto as
Exhibit 99.1, the Registrant has entered into a new $110 million asset based revolving credit facility."

Item 7. Financial Statements and Exhibits

A)  N/A

B)  N/A

C)  Exhibits.

10.1 Credit and Guarantee Agreement dated August 21, 2001, among Remington Products Company, L.L.C., certain of its subsidiaries, various lending institutions, Fleet Capital Corporation as Administrative Agent, and Congress Financial Corporation as Co-arranger.

99.1 Press Release, dated August 23, 2001, of Remington Products Company, L.L.C.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REMINGTON PRODUCTS COMPANY, L.L.C.
                                         REMINGTON CAPITAL CORP

Date:    August 31, 2001                     /s/  Kris J. Kelley
                                         ------------------------------------
                                         Name:    Kris J. Kelley
                                         Title:   Vice President and Controller